Execution Version
Exhibit 10.1

SIXTH AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF FEBRUARY 14, 2017

AMONG

CALIFORNIA RESOURCES CORPORATION,
AS THE BORROWER,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

BANK OF AMERICA, N.A.,
AS SYNDICATION AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

AND

THE LENDERS
PARTY HERETO

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SIXTH AMENDMENT TO CREDIT AGREEMENT
This Sixth Amendment to the Credit Agreement (this “Amendment”) dated as of February 14, 2017, is among California Resources Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, each Lender (as defined below) party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Credit Agreement dated as of September 24, 2014 (as amended by the First Amendment to Credit Agreement dated as of February 25, 2015, the Second Amendment to Credit Agreement dated as of November 2, 2015, the Third Amendment dated as of February 23, 2016, the Fourth Amendment dated as of April 22, 2016, the Fifth Amendment dated as of August 12, 2016 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.The Borrower desires to invest in one or more Development Joint Ventures to explore for and develop Oil and Gas Properties and to convey to such Development Joint Ventures one or more net profits interests.
C.The Borrower has requested and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
D.NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.1.
(a)    The following defined terms are hereby amended and restated in their entirety or added in their entirety, in each case to read as follows:
“Sanctioned Country” shall mean, at any time, a country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, including, but not limited to, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).

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“NPI JV” shall mean any Development Joint Venture into which any Credit Party contributes or sells a net profits interest which is or is intended to be a real property interest.
“Sixth Amendment” shall mean that certain Sixth Amendment to Credit Agreement, dated as of February 14, 2017, among the Borrower, the Administrative Agent and the Lenders party thereto.
“Sixth Amendment Effective Date” shall mean the Effective Date (as defined in the Sixth Amendment).
“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% Stock at the time; provided, that any Development Joint Venture that is a Person shall not be deemed to be a Subsidiary of the Borrower or of any of its Subsidiaries. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower. A Royalty Trust shall not constitute a “Subsidiary” of the Borrower or its Subsidiaries.
2.2    Amendment to Section 5.2.
(a)    Subsection 5.2(e) of the Credit Agreement is amended and restated in its entirety to read as follows:
(e)    Repayment of Loans Following Disposition of Non-Borrowing Base Properties. If the Borrower or any one of the other Credit Parties consummates a Disposition (other than (i) Dispositions valued in good faith by the Borrower at less than $1,000,000 individually or $10,000,000 in the aggregate for any fiscal year of the Borrower, (ii) Exploration and Development Dispositions for which any cash received is used to pay or reimburse costs and expenses incurred in the conduct of exploration and development operations in connection with the related Development Joint Venture, farm-ins or farm-outs and (iii) Dispositions of any non-Borrowing Base Properties (including net profits interests) to any Development Joint Venture (including any NPI JV) on or after the Sixth Amendment Effective Date for which the consideration received is reinvested in any Development Joint Venture (including any NPI JV) or in any of the Credit Parties’ Oil and Gas Properties), to a Person other than the Borrower or any one of the other Credit Parties (x) of properties not constituting Borrowing Base Properties or (y) of any Stock or Stock Equivalents of any Subsidiary owning properties not constituting Borrowing Base Properties (each a “Non-Borrowing Base Disposition”), the Borrower shall, on the Business Day after receiving such

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proceeds, (I) prepay the Term Loans at par in an aggregate principal amount equal to the lesser of (A) 100% of the Net Cash Proceeds obtained from such Non-Borrowing Base Disposition less the sum (up to an amount equal to 50% of the Net Cash Proceeds obtained from such Non-Borrowing Base Disposition) of the following (1) any Net Cash Proceeds used or reserved for a purpose permitted by Section 11.7(a)(i), (2) any Net Cash Proceeds used or otherwise reserved for general corporate purposes (other than, for the avoidance of doubt, prepayment of any Indebtedness (excluding prepayment of First Out Obligations)) and (3) any Net Cash Proceeds used to make O&G Expenditures, and (B) the sum of the then-outstanding Term Loans, and (II) repay the Revolving Loans with any such Net Cash Proceeds remaining after giving effect to the prepayment of Term Loans required by Section 5.2(e)(I); provided, that contemporaneously with any repayment of Revolving Loans made pursuant to Section 5.2(e)(II), the Total Revolving Commitment shall be reduced by the amount of such repayment.
(b)    Subsection 5.2(f) of the Credit Agreement is amended and restated in its entirety to read as follows:
(f)     Repayment of Loans Following Disposition of Borrowing Base Properties. If the Borrower or any one of the other Credit Parties consummates a Disposition (other than (i) Dispositions valued in good faith by the Borrower at less than $1,000,000 individually or $10,000,000 in the aggregate for any fiscal year of the Borrower, (ii) Exploration and Development Dispositions for which any cash received is used to pay or reimburse costs and expenses incurred in the conduct of exploration and development operations in connection with the related Development Joint Venture, farm-ins or farm-outs and (iii) Dispositions of Proved Reserves (including net profits interests) to any Development Joint Venture (including any NPI JV) on or after the Sixth Amendment Effective Date for which the consideration received is reinvested in any Development Joint Venture (including any NPI JV) or in any of the Credit Parties’ Oil and Gas Properties), to a Person other than the Borrower or any one of the other Credit Parties of Borrowing Base Properties or of any Stock or Stock Equivalents of any Subsidiary owning Borrowing Base Properties, the Borrower shall, on the Business Day after receiving such proceeds, (I) prepay the Term Loans at par in an aggregate principal amount equal to the lesser of (A) 100% of the Net Cash Proceeds obtained from such Disposition and (B) the sum of the then-outstanding Term Loans and (II) repay the Revolving Loans with any such Net Cash Proceeds remaining after giving effect to the prepayment of Term Loans required by Section 5.2(f)(I); provided, that contemporaneously with any repayment of Revolving Loans made pursuant to Section 5.2(f)(II), the Total Revolving Commitment shall be reduced by the amount of such repayment.
(c)    Subsection 5.2(i) of the Credit Agreement is amended by revising clause (A) of the proviso in its entirety to read as follows:
(A) each prepayment of any Revolving Loans made pursuant to a Borrowing shall be applied pro rata among such Revolving Loans and each prepayment of any Term Loans made pursuant to a Borrowing shall be applied in forward order of maturity among such

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Term Loans; provided that any prepayment of Term Loans made pursuant to Section 5.2(e) shall be applied in inverse order of maturity among such Term Loans
2.3    Amendment to Section 10.10.     Subsection 10.10(f) of the Credit Agreement is amended and restated in its entirety to read as follows:
(f)    Subject to any applicable limitations set forth in the Security Documents or the Pledge Agreement, upon the occurrence and during the continuation of a Borrowing Base Trigger Period, as soon as practicable using commercially reasonable efforts, but in any event within thirty (30) days (or such longer period as the Administrative Agent shall agree in its reasonable discretion) of the Sixth Amendment Effective Date, the Borrower will execute and cause its Material Subsidiaries to execute any Mortgages necessary to provide an Acceptable Security Interest subject to one-action rule waivers (to the extent permitted by applicable law) on all non-Borrowing Base Properties of the Credit Parties having a value in excess of $10,000,000, individually or in the aggregate; provided that in the event such non-Borrowing Base Properties are acquired during a Borrowing Base Trigger Period, the Borrower shall execute such Mortgages as soon as practicable using commercially reasonable efforts, but in any event within ten Business Days (10) days (or such longer period as the Administrative Agent shall agree) after such non-Borrowing Base Properties having a value in excess of $10,000,000, individually or in the aggregate, are acquired; provided further that (i) such assets may be subject to Liens permitted under Section 11.2 and (ii) no intention to subordinate the Acceptable Security Interest of the Administrative Agent and the Secured Parties pursuant to the Security Documents is to be hereby implied or expressed by the permitted existence of such Permitted Liens.
2.4    Amendment to Section 11.4. Section 11.4 of the Credit Agreement is amended as follows:
(a)    deleting the word “and” at the end of subsection 11.4(a)(xiii);
(b)    adding the word “and” at the end of subsection 11.4(a)(xiv);
(c) adding a new clause (xv) immediately after subsection 11.4(a)(xiv) to read as follows:
(xv)    Disposition of any easement on any surface rights to any Governmental Authority to satisfy the requirements of any “conservation easements” or similar programs established by any Governmental Authority; provided that such Disposition does not materially impair the exploitation and development of the affected Oil and Gas Properties;
(d) amending the proviso at the end of subsection 11.4(a) in its entirety to read as follows:
provided, however, that at least 75% (or with respect to Section 11.4(a)(xiii) only, (x) 50%, in the event the Borrower’s Total Debt Leverage Ratio is greater than 4:00 to 1:00 or (y) 40%, in the event the Borrower’s Total Debt Leverage Ratio is less than or equal to 4:00 to 1:00) of the consideration received by the Borrower or any Subsidiary in connection with a Disposition permitted under Section 11.4(a) is in the form of cash, other than (A) any Disposition permitted under

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subsections (i), (iii)-(iv), (vii)-(ix), (xi), (xii) or (xv) of Section 11.4(a), (B) for the avoidance of doubt, any Dispositions of net profits interests to any NPI JV on or after the Sixth Amendment Effective Date and (C) any Disposition consisting of (x) farm-in or farm-out transactions permitted under this Section 11.4(a) or (y) Proved Reserves disposed of to a Development Joint Venture (including an NPI JV); provided that (1) any portion of such Dispositions under clauses (B) or (C) constituting Borrowing Base Properties is subject to the terms of Section 11.4(a)(ii) and (2) the PV-9, as set forth in the most recently delivered Reserve Report, of such Borrowing Base Properties Disposed to any NPI JV or Development Joint Venture, is less than or equal to $250,000,000 in the aggregate during the term of this Agreement (any transaction permitted under clauses (B) or (C) an “Exploration and Development Disposition”)); and provided further that if the consideration for any such Disposition pursuant to clause (A) above equals or exceeds $100,000,000, such Disposition shall be for Fair Market Value and the determination of Fair Market Value shall be confirmed by an investment bank or made by an independent third-party reasonably acceptable to the Administrative Agent and provided further that any cash received in connection with an Exploration and Development Disposition transaction in order to fund costs and expenses incurred in the conduct of exploration and development operations may be used by the Borrower or any Subsidiary for funding such development.
2.5    Amendment to Section 11.7. Subsection 11.7(a) of the Credit Agreement is amended and restated in its entirety to read as follows:
(a)    Except as permitted by Section 11.7(b), the Borrower shall not, and shall not permit the other Credit Parties to, make any prepayment, repurchase, redemption or defeasance of the Senior Notes, any Permitted Junior Indebtedness or any Permitted Additional Debt (it being understood that payments of regularly scheduled cash interest in respect of, payment of principal on the scheduled maturity date of, the Senior Notes or Permitted Junior Indebtedness (only to the extent permitted under the definition thereof) or Permitted Additional Debt shall be permitted prior to maturity, as applicable), except the Borrower or any Credit Party, as applicable, may:
(i)    prepay, repurchase, redeem or defease any Permitted Additional Debt, the Senior Notes or Permitted Second Lien Indebtedness with an amount up to (x) in the event the Borrower’s Total Debt Leverage Ratio is greater than 4:00 to 1:00, 50% multiplied by the sum of (x) Net Cash Proceeds plus (y) Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness obtained as consideration for a Non-Borrowing Base Disposition (such amount reduced by any portion of the total consideration for such Disposition received by the Borrower or such other Credit Party in the form of Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness (which Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness may comprise up to 50% of the total consideration for such Disposition)) or (y) in the event the Borrower’s Total Debt Leverage Ratio is less than or equal to 4:00

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to 1:00, 60% multiplied by the sum of (x) Net Cash Proceeds plus (y) Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness obtained as consideration for a Non-Borrowing Base Disposition; provided that any such Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness obtained as consideration shall be valued at Fair Market Value and shall comprise no more than 50% of the total consideration for such Disposition; and
(ii)    prepay, repurchase, redeem or defease any Permitted Additional Debt, the Senior Notes or Permitted Second Lien Indebtedness with an amount up to 75% multiplied by the sum of (x) Net Cash Proceeds plus (y) Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness obtained as proceeds, in each case of any incurrence of Indebtedness permitted under Section 11.1(aa) (such amount reduced by any portion of the total proceeds of such incurrence received by the Borrower or such other Credit Party in the form of Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness (which Permitted Additional Debt, Senior Notes or Permitted Second Lien Indebtedness may comprise up to 75% of such total proceeds));
provided that (1) the principal amount of such Senior Notes, Permitted Second Lien Indebtedness, or Permitted Additional Debt, as applicable (excluding the 5% Senior Notes due 2020 and the 5½% Senior Notes due 2021, if any, that are repurchased at a discount pursuant to clause (2) below), is prepaid, repurchased, redeemed or defeased at a discount of 35% to par or greater (calculated for each prepayment, repurchase, redemption or defeasance on a weighted average basis giving effect (in addition to the discount in such prepayment, repurchase, redemption or defeasance) to any prior discount in prepayments, repurchases, redemptions or defeasances that have occurred from the first day of the calendar quarter in which such prepayment, repurchase, redemption or defeasance is consummated to the date such prepayment, repurchase, redemption or defeasance is consummated (it being understood that such calculation shall be made exclusive of any consideration paid to the holders of such Indebtedness in the form of Stock or the cash proceeds of Stock used to prepay, repurchase, redeem or defease such Indebtedness)), (2) the aggregate consideration paid to repay, repurchase, redeem or defease at a discount to par (which discount may be less than 35% to par) after the Sixth Amendment Effective Date (A) any 5% Senior Notes due 2020 will not exceed $100,000,000 in the aggregate and (B) any 5½% Senior Notes due 2021 will not exceed $40,000,000 in the aggregate, and (3) (A) after giving pro

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forma effect to such prepayment repurchase, redemption or defeasance, Liquidity is equal to $250,000,000 or greater, (B) no Event of Default has occurred and is continuing, and (C) after giving pro forma effect to such prepayment, repurchase, redemption or defeasance and any related pro forma adjustment (including, without limitation, any substantially concurrent incurrence of Indebtedness or Disposition and with such pro forma adjustments including the recalculation of PV-10 on a pro forma basis), the Borrower is in pro forma compliance with the Financial Performance Covenants set forth in Section 11.11. For the avoidance of doubt, for the purposes of this Section 11.7(a), the amount of any Senior Notes or Permitted Second Lien Indebtedness shall be calculated using the Fair Market Value of such Senior Notes or Permitted Second Lien Indebtedness at the time of the prepayment, repurchase, redemption or defeasance thereof.
2.6    Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby amended to by adding a new clause (g) after clause (f) as follows:
(g)    Liquidity. During a Borrowing Base Trigger Period, the Borrower will not permit Liquidity to be less than $250,000,000 as of the last day of each calendar month. Together with the delivery of the information required to be delivered pursuant to Section 10.15, the Borrower will deliver a certificate of an Authorized Officer certifying the amount of Liquidity as of the last day of the preceding calendar month and showing, in reasonable detail, supporting information and calculations reflecting the amount of such Liquidity.
2.7    Amendment to Section 11.15. Section 11.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
11.15     [Reserved].
Section 3.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (the “Effective Date”):
3.1    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, each Guarantor and the Majority Lenders.
3.2    The Borrower shall have paid (a) an amendment fee payable to the Administrative Agent for the account of each of the Revolving Lenders and Term Loan Lenders (including JPMorgan Chase Bank, N.A.) who has consented to this Amendment by submitting its signature page on or before 4:00 P.M. Houston time on Monday, February 13, 2017 in an amount equal to 10 basis points on each such Revolving Lender’s Revolving Commitment and such Term Loan Lender’s Term Loan Commitment, as applicable, in effect on the Effective Date and (b) to the extent invoiced, all fees

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and other amounts due and payable on or prior to the Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
Section 4.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 5.    Miscellaneous.
5.1    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
5.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) except for the amendments set forth herein, amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
5.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained

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in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
5.4    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
5.5     THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

By: /s/ Marshall D. Smith
Name: Marshall D. Smith
Title: Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

GUARANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES TIDELANDS, INC.
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

	By:	/s/ Marshall D. Smith
Name: Marshall D. Smith
Title: Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

CALIFORNIA RESOURCES ELK HILLS, LLC CRC CONSTRUCTION SERVICES, LLC CRC SERVICES, LLC SOCAL HOLDING, LLC

By:	/s/ Marshall D. Smith
Name: Marshall D. Smith
Title: Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

CALIFORNIA RESOURCES WILMINGTON, LLC

By:	/s/ Marshall D. Smith
Name: Marshall D. Smith
Title: Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

CRC MARKETING, INC.

By:	/s/ D. Adam Smith
Name: D. Adam Smith
Title: Assistant Secretary

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

ELK HILLS POWER, LLC

By:	/s/ Ivan Gaydarov
Name: Ivan Gaydarov
Title: Vice President and Treasurer of California Resources Corporation, the Sole Member of California Resource Elk Hills, LLC, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

TIDELANDS OIL PRODUCTION COMPANY

By:	/s/ Ivan Gaydarov
Name: Ivan Gaydarov
Title: Vice President and Treasurer of California Resources Tidelands, Inc., its Managing Partner

CALIFORNIA RESOURCES COLES LEVEE, LLC

By:	/s/ Ivan Gaydarov
Name: Ivan Gaydarov
Title: Vice President and Treasurer

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Ivan Gaydarov
Name: Ivan Gaydarov
Title: Vice President and Treasurer of California Resources Coles Levee, LLC, its General Partner

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By: /s/ Douglas A. Kravitz
Name: Douglas A. Kravitz
Title: Executive Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

BANK OF AMERICA, N.A., as Syndication Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By: /s/ Edna Aguilar Mitchell
Name: Edna Aguilar Mitchell
Title: Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

CITIBANK, N.A., as Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By: /s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By: /s/ Michael A. Tribolet
Name: Michael A. Tribolet
Title: Managing Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

CITIGROUP FINANCIAL PRODUCTS INC., as Term Loan Lender

By: /s/ Brian S. Broyles
Name: Brian S. Broyles
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Revolving Lender

By: /s/ Kevin Sparks
Name: Kevin Sparks
Title: Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

U.S. BANK NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ Mike Warren
Name: Mike Warren
Title: Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

MORGAN STANLEY BANK, N.A., as Revolving Lender and Term Loan Lender

By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Lender and Term Loan Lender

By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

HSBC BANK USA, N.A., as Revolving Lender and Term Loan Lender

By: /s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Managing Director, Oil & Gas

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

HSBC BANK PLC, as Term Loan Lender

By: /s/ Marvin Rose Nick Hunter
Name: Marvin Rose / Nick Hunter
Title: Authorized Signatories

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

GOLDMAN SACHS BANK USA, as Revolving Lender

By: /s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as Term Loan Lender

By: /s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

MIZUHO BANK, LTD., as Revolving Lender and Term Loan Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

BANK OF NOVA SCOTIA, as Revolving Lender and Term Loan Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

ROYAL BANK OF CANADA, As Term Loan Lender

By: /s/ Nicholas J. Woyevodsky
Name: Nicholas J. Woyevodsky
Title: Attorney-in-Fact Royal Bank of Canada

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

PNC BANK, NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ Christopher B. Gribble
Name: Christopher B. Gribble
Title: Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

BRANCH BANKING AND TRUST COMPANY, as Revolving Lender and Term Loan Lender

By: /s/ Robert Kret
Name: Robert Kret
Title: AVP

Signature Page
CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

DNB CAPITAL LLC, as Revolving Lender and Term Loan Lender

By: /s/ Byron Cooley
Name: Byron Cooley
Title: Senior Vice President

By: /s/ James Grubb
Name: James Grubb
Title: Vice President

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CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

THE BANK OF NEW YORK MELLON, as Revolving Lender and Term Loan Lender

By: /s/ Peter W. Helt
Name: Peter W. Helt
Title: Managing Partner

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CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

SUMITOMO MITSUI BANKING CORPORATION, as Revolving Lender and Term Loan Lender

By: /s/ Ryo Suzuki
Name: Ryo Suzuki
Title: General Manager

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CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as Revolving Lender and Term Loan Lender

By: /s/ Manuela Insana
Name: Manuela Insana
Title: Vice President – Relationship Manager

By: /s/ Francesco DiMario
Name: Francesco DiMario
Title: First Vice President – Head of Credit

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CALIFORNIA RESOURCES CORPORATION – Sixth Amendment

KEYBANK NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

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CALIFORNIA RESOURCES CORPORATION – Sixth Amendment